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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May  27, 1998

                        American Express Master Trust
(Issuer in respect of the  6.60% Class A Accounts Receivable Trust
                     Certificates, Series 1992-2,
the 5.375% Class A Accounts Receivable Trust Certificates, Series 1993-1, the 7.15% Class A Accounts Receivable Trust Certificates, Series 1994-1, the 7.60% Class A Accounts Receivable Trust Certificates, Series 1994-2, the 7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, the Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-2 and the 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1)

             American Express Receivables Financing Corporation
                 Co-Originator of the Trust and a Transferor
                 -------------------------------------------
           (Exact name of registrant as specified in its charter)


                                  33-47812
                                  33-49106
                                  33-67502
                                  33-81634
                                 333-51045
           Delaware              000-21424                  13-3632012
           --------               --------                  ----------
(State or other jurisdiction      (Commission             (IRS Employer
   of incorporation)              File Numbers)            Identification No.)

200 Vesey Street, New York, New York                           10285
------------------------------------                           -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code       (212) 640-3975
                                                         --------------
                       American Express Centurion Bank
                 Co-Originator of the Trust and a Transferor
                 -------------------------------------------
           (Exact name of registrant as specified in its charter)

       Utah                     000-21424-01                 11-2869526
----------------------------    -------------               -------------
(State or other jurisdiction    (Commission                 (IRS Employer
  of incorporation)             File Numbers)             Identification No.)

6985 Union Park Center, Midvale, Utah                         84047
-------------------------------------                         -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (801) 565-5000
                                                           --------------
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Item 5.  Other Events

      (i) Issuance of Additional Series of Certificates by the American Express Master Trust.

      On May 27, 1998, the American Express Master Trust (the "Master Trust") issued $1 billion 5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1 (the "Certificates"). The Certificates have an expected final payment date of May 15, 2003.

      The Certificates were issued pursuant to the Master Pooling and Servicing Agreement (the "Original Pooling and Servicing Agreement"), dated as of June 30, 1992, as amended by the Amended and Restated Master Pooling and Servicing Agreement (the "Amended Pooling and Servicing Agreement") dated as of May 1, 1998 among American Express Receivables Financing Corporation and American Express Centurion Bank ("Centurion Bank"), as Transferors (the "Transferors"), American Express Travel Related Services Company, Inc., ("TRS") as Servicer (the "Servicer"), and The Bank of New York, as Trustee (the "Trustee"), and the Series 1998-1 Supplement to the Amended and Restated Master Pooling and Servicing Agreement, dated as of May 27, 1998.

      The Certificates represent undivided interests in the Master Trust, the property of which includes a pool of receivables (the "Receivables") arising in certain designated accounts (the "Designated Accounts") from the use by the holders (the "Cardmembers") of the American Express(r) Cards, American Express(r) Gold Cards and Platinum Cards(r) relating to such Designated Accounts. In addition to the Receivables, the property of the Master Trust also includes any Receivables in certain accounts subsequently designated to the Master Trust, all funds to be collected from Cardmembers in respect of the Receivables (including recoveries relating thereto), all of the Transferor's right, title and interest under the certain accounts established for the benefit of the holders of certificates issued by the Master Trust and payments made in respect of any credit enhancements issued with respect to any series of certificates.

      The Transferors hold a certificate (the "Exchangeable Transferor Certificate") representing the interest in the Master Trust not represented by the Certificates or the other series of certificates issued by the Master Trust. The Transferors may tender the Exchangeable Transferor Certificate to the Trustee in exchange for one or more newly issued Series and a reissued Exchangeable Transferor Certificate.


      (ii) Addition of American Express Centurion Bank as Transferor with respect to the American Express Master Trust.

      On May 1, 1998, the Original Pooling and Servicing Agreement was amended by the Amended Pooling and Servicing Agreement primarily to provide for the addition of Centurion Bank as a Transferor to the Master Trust. Centurion Bank was added as a Transferor to the Master Trust in anticipation of the transfer of Designated Accounts from TRS to Centurion Bank, beginning in the later half of 1998 and continuing through 1999.

      Attached hereto as exhibits are the Amended and Restated Master Pooling and Servicing Agreement and the Series 1998-1 Supplement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No. Description
----------- -----------

Exhibit 4.1 Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1998 (incorporated by reference to Exhibit 4.1 of Form 8-A12G filed May 28, 1998 (File Nos. 21424 and 21424-01)).

Exhibit 4.2 Series 1998-1 Supplement, dated  as of May 27, 1998, to the
            Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1998.

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                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  June 8, 1998


                                    AMERICAN EXPRESS MASTER TRUST


                                    AMERICAN EXPRESS RECEIVABLES
                                    FINANCING CORPORATION,
                                    Transferor


                                    By: /s/ John Koslow
                                    __________________________
                                    Name:  John Koslow
                                    Title: Vice President & Treasurer




                                    AMERICAN EXPRESS CENTURION
                                    BANK,
                                    Transferor


                                    By: /s/ Rhonda Halpern
                                    __________________________
                                    Name:  Rhonda Halpern
                                    Title: Chief Financial Officer and
                                             Treasurer

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                                EXHIBIT INDEX
                                -------------

Exhibit 4.1 Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1998 (incorporated by reference to Exhibit 4.1 of Form 8-A12G filed May 28, 1998 (File Nos. 21424 and 21424-01)).

Exhibit 4.2 Series 1998-1 Supplement, dated as of May 27, 1998, to the Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1998.
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                                 Exhibit 4.2
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